EXHIBIT 99.3

GIBRALTAR INDUSTRIES, INC.
2005 EQUITY INCENTIVE PLAN
_________________________________

Award of Non-Qualified Option
_________________________________

            THIS AWARD made to ___________________________ (the "Recipient") as of this ____ day of _____________, 20__.

Recitals:

            Effective as of November 30, 2004, the Board of Directors authorized the adoption and submission to the Company's shareholders of an equity based incentive plan known as the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the "Plan").

            Under the terms of the Plan, the Board of Directors is authorized to grant equity based compensation awards to Executive Officers of the Company upon the recommendation of the Compensation Committee of the Company's Board of Directors.

            The Compensation Committee has recommended to the Board of Directors that the Company grant option awards to the Recipient, annually, over a period of five (5) years as part of a long term incentive compensation program which the Compensation Committee has determined is appropriate for the Recipient.

            In connection with the recommendation of the Compensation Committee described above, the Board of Directors has approved the grant of an Option to purchase ____________________ (____) Shares of the Company's Common Stock to the Recipient.  The Plan provides that the terms and conditions of each Award of an Option are to be specified in a written instrument.

            The Compensation Committee has recommended and the Board of Directors has approved, the issuance of an Award of an Option to the Recipient on the terms and conditions contained in this instrument.

Grant of Award:

            NOW, THEREFORE, the Company hereby grants to the Recipient, an Option to purchase ___________________________ (____) Shares on the following terms and conditions:

1.                  Certain Definitions.  For purposes of this instrument, capitalized terms used but not otherwise defined herein shall have the meaning provided to such terms by the Plan.  In addition, the following terms shall have the following meanings:

(a)                Instrument means this Award instrument.

(b)               Option means the rights of the Recipient to purchase _______________________ (_____) Shares pursuant to the terms of this Instrument, as supplemented and modified by the Plan.

(c)                Total and Permanent Disability means a permanent disability as determined under the provisions of the long term disability insurance coverage which the Company has provided to the Recipient

(d)               vested: means: (i) when used with reference to the Recipient's rights under this Option, that the right of the Recipient to purchase Shares pursuant to this Option has accrued and become exercisable; (ii) when used in the phrase "the vested portion of this Option", that number of Shares with respect to which the Recipient's right to purchase has become exercisable pursuant to Section 6 hereof; and (iii) when used in the phrase "the portion of this Option which is not vested" that number of Shares with respect to which the Recipient's right to purchase has not accrued and become exercisable pursuant to Section 6 hereof.

2.                  Award of Option.  Subject to the terms and conditions of this Instrument, the Recipient is hereby granted an Award of an Option to purchase ____________________ (____) Shares of the Company's Common Stock.  Any fractional interest which might result from any change or adjustment, made pursuant to Section 3.02 of the Plan, to the number of Shares which may be purchased pursuant to this Option shall disappear and be absorbed into the next lowest number of whole Shares and the Company shall not be liable for any payment for such fractional share interest to the Recipient upon the exercise of this Options.  Any reference in this Instrument to an Option shall be deemed to refer only to the Option granted pursuant to this Instrument.  The Option awarded to the Recipient pursuant to this Instrument shall be treated as a Non-Qualified Option for purposes of the Plan.

3.                  Exercise of Option.  The vested portion of this Option shall be exercisable by the Recipient in the manner provided for by Section 4.06 of the Plan.  No fractional Shares or script representative of fractional shares shall be issued upon any exercise of this Option, in whole or in part.

4.                  Exercise Price.  The price per Share which shall be payable in connection with the exercise by the Recipient of all or any part of the vested portion of this Option shall, subject to the anti-dilution provisions of Section 3.02 of the Plan, be equal to $________.

5.                  Period for Exercise of Option.  Notwithstanding any other provision in this Instrument to the contrary, on ______________, 20__, all rights of the Recipient to purchase Shares pursuant to the terms of this Option shall expire to the extent that such rights have not been exercised on or prior to _______________, 20__.

            Subject to the provisions of the preceding paragraph, if the Recipient's employment with the Company and its Affiliates is terminated as a result of his death or as a result of his suffering of a Total and Permanent Disability, the period of time during which the Recipient shall be entitled to purchase those Shares with respect to which the Recipient's rights are vested shall expire at the end of the one (1) year period beginning on the date the Recipient's employment is terminated as a result of his death or suffering of a Total and Permanent Disability.

            If the Recipient's employment with the Company and its Affiliates is terminated for any reason other than the Recipient's death, Retirement or Total and Permanent Disability, the period of time during which the Recipient shall be entitled to purchase those Shares with respect to which the Recipient's rights are vested shall, subject to the provisions of the first paragraph of this Section 5, expire at the end of the ninety (90) day period beginning on the date the Recipient's employment is terminated.

6.                  Vesting of the Option.  Subject to the provisions of Section 7 hereof, the right of the Recipient to purchase Shares pursuant to the terms of this Option shall accrue and become exercisable on ___________, 20__ with respect to twenty five percent (25%) of the total number of Shares which the Recipient has the right to acquire pursuant to this Instrument and shall accrue and become exercisable with respect to an additional twenty five percent (25%) of the total number of Shares which the Recipient has the right to acquire pursuant to this Instrument on each subsequent anniversary of the date hereof.  The Recipient shall not have the right to exercise this Option or purchase any Shares with respect to the portion of this Option which is not vested.

7.                  Effect of Termination of Employment.  Notwithstanding the provisions of Section 6 above, upon a termination of the Recipient's employment with the Company and each of its Affiliates resulting from the Recipient's death, Total and Permanent Disability or Retirement, the Recipient's rights under this Option shall accrue and become exercisable with respect to all Shares with respect to which the Recipient's rights under this Option were not vested at the date of such termination.  In the event that the Recipient's employment with the Company and its Affiliates is terminated for any reason other than the Recipient's death, Total and Permanent Disability or Retirement, the right of the Recipient to purchase Shares pursuant to the terms of this Option shall be forfeited effective as of the date the Recipient's employment is terminated, with respect to those Shares with respect to which the Recipient's rights under this Option are not vested on the date the Recipient's employment is terminated.

8.                  Effect of a Change in Control.  As provided for by Article 9 of the Plan, upon the occurrence of a Change in Control, the Recipient's rights under this Option shall become exercisable with respect to all Shares with respect to which the Recipient's rights under this Option were not vested on the date the Change in Control occurs.

9.                  Applicability of the Plan.  Except as otherwise provided by this Instrument, the terms of the Plan shall apply to the Award described in this Instrument and the rights of the Recipient with respect to such Award.  This Instrument, together with the Plan, contains all the terms and conditions of the Award described herein and the rights of the Recipient with respect to such Award.

10.              Notices.  Any notices or other communications given in connection with this Agreement shall be mailed, and shall be sent by registered or certified mail, return receipt requested, to the indicated address as follows:

If to the Company:

                        Gibraltar Industries, Inc.
                        3556 Lake Shore Road
                        P.O. Box 2028
                        Buffalo, New York 14219
                        Attn: Corporate Secretary

                        If to the Recipient:

                        ________________
                        ________________
                        ________________

or to such changed address as to which either party has given notice to the other party in accordance with this Section 10.  All notices shall be deemed given when so mailed, except that a notice of a change of address shall be deemed given when received.

11.              Restrictions on Transfer.  The Option awarded pursuant to this Instrument shall not be transferrable by the Recipient except as permitted by Section 8.02 of the Plan.

12.              Stockholder Approval Required.  The Award described in this Instrument is made effective as of the date hereof but is made subject to the approval of the Plan by the stockholders of the Company at the annual meeting of the Company's stockholders to be held in May, 2005.  In the event that the stockholders of the Company do not approve the Plan, the Award described in this Instrument shall be null and void and the Recipient shall have no rights whatsoever to issuance of Common Stock or payment of cash as contemplated by  the Award described herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first set forth above.

                                                                        GIBRALTAR INDUSTRIES, INC.

                                                                        By:_______________________________